UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 27, 1999

                            ENSEC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

FLORIDA                           0-21361                         65-0654330
(State or other                 (Commission                    (IRS Employer
jurisdiction of                File Number)              Identification No.)
incorporation)


                       ONE WORLD TRADE CENTER, SUITE 3357
                               NEW YORK, NY 10048
          (Address of principal executive offices, including zip code)

                                 (212) 524-0600
              (Registrant's telephone number, including area code)
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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  (a) On January 27, 1999, Ensec International, Inc. (the "Registrant") appointed the accounting firm of Rothstein, Kass & Company, P.C. of New York, New York, as principal independent accountants for the fiscal year ended December 31, 1998 to replace Grant Thornton, LLP who were dismissed as principal independent accountants effective with such appointment. The Registrant's Board of Directors approved the decision to dismiss Grant Thornton, LLP and appoint Rothstein, Kass & Company, P.C.

                  (b) During the two most recent fiscal years and interim period subsequent through January 26, 1999, there have been no disagreements with Grant Thornton, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any other reportable events.

                  (c) Grant Thornton, LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that their report dated April 8, 1998 in the Registrant's Form 10-KSB for the fiscal year ended December 31, 1997 was qualified expressing substantial doubt about the Registrant's ability to continue as a going concern.

                  (d) The Registrant has provided Grant Thornton, LLP with a copy of this disclosure, and requested that Grant Thornton, LLP furnish a letter to the Commission stating whether it agrees with the above statements. (A copy of that letter is filed as Exhibit 16 to this Form 8-K).

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (a), (b) Financial Statements - None.

            (c)      Exhibits

                     16. Letter from Grant Thornton, LLP dated February 3, 1999.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 1999

                                 ENSEC INTERNATIONAL, INC.



                                 By: /s/ CHARLES N. FINKEL
                                     ------------------------------------------
                                          Charles N. Finkel
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX

No.      Exhibit
16       Letter from Grant Thornton, LLP dated February 3, 1999